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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 15, 1998
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                             THE TIMBERLAND COMPANY
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               (Exact name of Registrant as Specified in Charter)


DELAWARE                           1-09548                 02-0312554
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(State or Other Jurisdiction       (Commission File        (I.R.S. Employer
of Incorporation)                  Number)                 Identification No.)


         200 DOMAIN DRIVE, STRATHAM, NH                   03885
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         (Address of Principal Executive Offices)         (Zip Code)


                                 (603) 772-9500
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               (Registrant's telephone number including area code)


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ITEM 5.  OTHER EVENTS.

         On October 15, 1998, The Timberland Company (the "Company") announced that its Board of Directors had authorized the repurchase of up to one million shares of the Company's Class A Common Stock, from time to time, in the discretion of management, and as market and business conditions may warrant. As of September 25, 1998, the Company had 9,159,165 shares of Class A Common Stock and 2,338,162 shares of Class B Common Stock outstanding. The Company may use repurchased shares to offset shares which may be issued under the Company's stock-based employee incentive plans.

         A copy of the Company's press release dated October 15, 1998 is attached hereto as Exhibit 99 and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              Exhibit 99 Press release of The Timberland Company dated October 15, 1998.






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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE TIMBERLAND COMPANY



Date:  October 20, 1998                   By /s/ Geoffrey J. Hibner
                                             -----------------------------------
                                             Name:  Geoffrey J. Hibner
                                             Title: Vice President-Finance and
                                                    Administration and Chief
                                                    Financial Officer





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                                  EXHIBIT INDEX


Exhibit Number                     Description
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    99              Press Release of The Timberland Company dated
                    October 15, 1998.






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